Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events
20. Subsequent Events
In March 2011, the Group acquired Firmway Holdings Limited (“Firmway”), which holds a 20-year lease for a building in Shanghai, which the Group intends to use as its corporate offices upon construction completion. The Group acquired Firmway for $12 million from the Fund.
In March 2011, CRIC granted 2,782,000 options to purchase its ordinary shares to certain of the Group’s employees at an exercise price of $7.02 per share pursuant to CRIC plan. The options expire ten years from the date of grant and vest ratably at each grant date anniversary over a period of two to three years. CRIC expects to recognize $11.0 million in compensation expense ratably over the vesting period.
In March 2011, CRIC was authorized, but not obligated, by its board of directors to repurchase up to $50 million of CRIC’s ADSs within one year.
In March 2011, the Company’s board of directors approved the Company’s payment of a cash dividend of $0.25 per ordinary share ($0.25 per ADS), which will be payable on or about April 25, 2011 to shareholders of record as of the close of business on April 6, 2011.
In March 2011, the Company was authorized, but not obligated, by its board of directors to repurchase up to $50 million worth of its own ADSs within one year.